Exhibit 10.1


                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 AND WAIVER TO THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                  Dated as of September 30, 1998

     AMENDMENT NO. 1 AND WAIVER TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT among AMF BOWLING WORLDWIDE, INC. (formerly known as AMF Group Inc.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("Goldman") and CITICORP SECURITIES, INC., as arrangers (the "Arrangers"), GOLDMAN, as syndication agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Syndication Agent"), CITIBANK, N.A., as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent"), and CITICORP USA, INC., as collateral agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Collateral Agent").


     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Arrangers, the Syndication Agent, the Administrative Agent and the Collateral Agent have entered into a Third Amended and Restated Credit Agreement dated as of November 7, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has requested that the Lenders agree, inter alia, to amend and/or waive temporarily certain covenants contained in Article V of the Credit Agreement.

     (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

     (a) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended by (i) deleting subsections (a) and (b) thereof and the tables immediately following same and substituting therefor the following:

          "a percentage per annum determined by reference to the Total Debt/EBITDA Ratio as set forth below:



Facility                 Total               Applicable Margin        Applicable Margin
                      Debt/EBITDA              For Base Rate         for Eurodollar Rate
                         Ratio                    Advances                 Advances
----------------------------------------------------------------------------------------
Working Capital       Level I
Facility and Term     less than or equal
Loan Facility         to 3.50:1                    0.000%                   0.750%

                      Level II
                      greater than 3.50:1
                      but less than or equal
                      to 4.25:1                    0.000%                   1.000%

                      Level III
                      greater than 4.25:1
                      but less than or equal
                      to 4.75:1                    0.500%                   1.500%

                      Level IV
                      greater than 4.75:1
                      but less than or equal
                      to 5.50:1                    0.750%                   1.750%

                      Level V
                      greater than 5.50:1
                      but less than or equal
                      to 6.00:1                    0.875%                   1.875%

                      Level VI
                      greater than 6.00:1
                      but less than or equal
                      to 6.50:1                    1.250%                   2.250%




Facility                 Total               Applicable Margin        Applicable Margin
                      Debt/EBITDA              For Base Rate         for Eurodollar Rate
                         Ratio                    Advances                 Advances
----------------------------------------------------------------------------------------
Working Capital       Level VII
Facility and Term     greater than 6.50:1
Loan Facility         but less than or equal
                      to 7.00:1                    1.500%                   2.500%

                      Level VIII
                      greater than 7.00:1
                      but less than or equal
                      to 7.25:1                    1.750%                   2.750%

                      Level IX
                      greater than 7.25:1          2.000%                   3.000%


Facility                 Total               Applicable Margin        Applicable Margin
                      Debt/EBITDA              For Base Rate         for Eurodollar Rate
                         Ratio                    Advances                 Advances
----------------------------------------------------------------------------------------
AXELs Series A        Level I
  Facility            less than or equal
                      to 4.00:1                    0.875%                   1.875%

                      Level II
                      greater than 4.00:1
                      but less than or equal
                      to 5.50:1                    1.000%                   2.000%

                      Level III
                      greater than 5.50:1
                      but less than or equal
                      to 6.00:1                    1.125%                   2.125%

                      Level IV
                      greater than 6.00:1
                      but less than or equal
                      to 6.50:1                    1.750%                   2.750%

                      Level V
                      greater than 6.50:1
                      but less than or equal
                      to 7.00:1                    2.000%                   3.000%

                      Level VI
                      greater than 7.00:1
                      but less than or equal
                      to 7.25:1                    2.250%                   3.250%

                      Level VII
                      greater than 7.25:1          2.500%                   3.500%



Facility                 Total               Applicable Margin        Applicable Margin
                      Debt/EBITDA              For Base Rate         for Eurodollar Rate
                         Ratio                    Advances                 Advances
----------------------------------------------------------------------------------------
AXELs Series B        Level I
Facility and New      less than or equal
AXELs Series B        to 4.00:1                    1.125%                   2.125%
Facility

                      Level II
                      greater than 4.00:1
                      but less than or equal
                      to 5.50:1                    1.250%                   2.250%

                      Level III
                      greater than 5.50:1
                      but less than or equal
                      to 6.00:1                    1.375%                   2.375%

                      Level IV
                      greater than 6.00:1
                      but less than or equal
                      to 6.50:1                    2.000%                   3.000%

                      Level V
                      greater than 6.50:1
                      but less than or equal
                      to 7.00:1                    2.250%                   3.250%

                      Level VI
                      greater than 7.00:1
                      but less than or equal
                      to 7.25:1                    2.500%                   3.500%

                      Level VII
                      greater than 7.25:1          2.750%                   3.750%


          and (ii) adding immediately preceding the period at the end thereof the following:

                    ", and provided still further, however, that for the period from September 30, 1998 until the third Business Day after the first date occurring after September 30, 1998 on which the Administrative Agent receives the relevant Financial Statements, the Applicable Margin shall be set at Level VI in the case of the Working Capital Advances and the Term Loan Advances and at Level IV in the case of the AXELs Series A Advances, the AXELs Series B Advances and the New AXELs Series B Advances, and for the period from December 31, 1998 until the third Business Day after the first date occurring after December 31, 1998 on which the Administrative Agent receives the relevant Financial Statements, the Applicable Margin shall be set at Level VII in the case of the Working Capital Advances and the Term Loan Advances and at Level V in the case of the AXELs Series A Advances, the AXELs Series B Advances and the New Axels Series B Advances".

     (b) Section 1.01 is further amended by adding the following definition in the appropriate alphabetical order:

          "Restricted Period" means the period from September 30, 1998 to December 31, 1999."

     (c) Section 2.03 of the Credit Agreement is amended as follows:

          (i) Subsection (a) thereof is amended by deleting the phrase "and each Working Capital Lender" from the first sentence thereof: and

          (ii) Subsection (b) thereof is amended in full to read as follows:

               "(b) Letter of Credit Reports. Each Issuing Bank shall furnish
          (A) to the Administrative Agent on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the previous month and drawings during such month under all Letters of Credit issued by such Issuing Bank, and the Administrative Agent shall promptly furnish such report to any Working Capital Lender upon request and (B) to the Administrative Agent on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank, and the Administrative Agent shall furnish such report to the Working Capital Lenders promptly upon receipt thereof."

     (d) Section 2.08(a) of the Credit Agreement is amended by deleting the number "0.375%" from the eighth line thereof and substituting therefor the following text: "(i) during such periods as the Total Debt/EBITDA Ratio shall be less than or equal to 6.00:1, 0.375% and (ii) at all other times, 0.500%,".

     (e) Section 3.02(a)(iii) of the Credit Agreement is amended in full as follows:

          "(iii) in the case of any Working Capital Borrowing the proceeds of which are to be used to make an acquisition or to refinance the costs of construction of a New Center, (A) after giving effect to the acquisition to be made, or costs of construction to be refinanced, with the proceeds of such Borrowing, the Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the most recent Financial Statements (and including, for purposes of determining such pro forma compliance, the Debt and Modified Consolidated EBITDA attributable to the bowling center being so acquired or refinanced as though such acquisition or construction had occurred at the beginning of the 12-month period covered by such Financial Statements), (B) during the Restricted Period, no such Borrowing shall be permitted if, after giving effect to the acquisition to be made with the proceeds of such Borrowing, the sum of the aggregate purchase price of acquisitions made pursuant to Section 5.02(f)(ix) during the Restricted Period (other than any such acquisitions to the extent such acquisitions are paid for with common stock of Parent and other than the acquisition of bowling centers for a total acquisition price not to exceed $8,300,000 to be completed in the fourth quarter of 1998 as reflected in the projections furnished to the Lender Parties in connection with Amendment No. 1 and Waiver dated September 30, 1998 to this Agreement) plus binding commitments of the Borrower and its Subsidiaries to make cash Investments during the Restricted Period consisting of or in connection with acquisitions would exceed (1) if the Total Debt/EBITDA Ratio at such time is less than 7.00:1, $30,000,000 or (2) in all other cases, $10,000,000, (C) after giving effect to the acquisition to be made, or costs of construction to be refinanced, with the proceeds of such Borrowing, the aggregate amount of all Unused Working Capital Commitments shall be not less than $100,000,000, and (D) the Borrower shall have delivered a certificate to the Administrative Agent and the Lender Parties in form satisfactory to the Administrative Agent demonstrating compliance with clauses (A), (B) and (C) above, provided, however, that prior to January 1, 2000, no such Working Capital Borrowing shall be used to refinance the costs of construction of a New Center;".

     (f) Section 4.01 of the Credit Agreement is amended by adding a new subsection (pp) at the end thereof to read as follows:

          "(pp) The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by major suppliers, vendors and customers) that could be adversely affected by the risk that computer applications used by the Borrower or any of its Subsidiaries (or major suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (ii) developed a plan and timetable for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented that plan in accordance with such timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its major suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect."

     (g)  Section 5.02(f) of the Credit Agreement is amended as follows:

          (i) Clause (i) thereof is amended by adding immediately preceding the semicolon at the end thereof the following:

          "provided further, however, that notwithstanding the foregoing, no Investments shall be made pursuant to this clause (i) during the Restricted Period".

               (ii) Clause (ii) thereof is amended by adding immediately preceding the semicolon at the end thereof the following:

          "provided, however, that notwithstanding the foregoing, no Investments shall be made pursuant to this clause (ii) during the Restricted Period".

               (iii) Subsection (ix) thereof is amended in full to read as follows:

               "(ix) other Investments made in connection with the acquisition of all or any part of the assets or stock or other equity interest of any Person or the acquisition or construction of New Centers; provided that with respect to Investments made under this clause (ix): (1) any newly acquired or created Subsidiary of the Borrower or any of its Subsidiaries shall be a wholly owned Subsidiary thereof and such Subsidiary (unless such Subsidiary is a Foreign Subsidiary) shall become a Subsidiary Guarantor and execute and deliver the documents referred to in Section 5.01(n); (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom; (3) substantially all of any business acquired or invested in pursuant to this clause (ix) shall be in the same or a substantially related line of business as the business of the Borrower or any of its Subsidiaries (after giving effect to permitted expansion by the Borrower and its Subsidiaries into golf-related business pursuant to Section 5.02(h));
          (4) immediately after giving effect to the acquisition of a company or business pursuant to this clause (ix), the Borrower shall be in pro forma compliance with the convenants contained in Section 5.04, calculated based on the relevant Financial Statements, as though such acquisition had occurred at the beginning of the 12-month period covered thereby, as evidenced by a certificate of a Designated Financial Officer furnished to the Lender Parties, demonstrating such compliance and reflecting the Adjusted EBITDA of any bowling center so acquired for the immediately preceding 12-month period; (5) during the Restricted Period, no such Investment (other than acquisitions to the extent such acquisitions are paid for with common stock of Parent) shall be permitted if, after giving effect to such Investment, the sum of the aggregate purchase price of acquisitions made pursuant to this clause (ix) during the Restricted Period (other than any such acquisitions to the extent such acquisitions are paid for with common stock of Parent and other than the acquisition to the extent such acquisitions of bowling centers for a total acquisition price not to exceed $8,300,000 to be completed in the fourth quarter of 1998 as reflected in the projections furnished to the Lender Parties in connection with Amendment No. 1 and Waiver dated September 30, 1998 to this Agreement) plus binding commitments of the Borrower and its Subsidiaries to make cash Investments during the Restricted Period consisting of or in connection with acquisitions would exceed (x) if the Total Debt/EBITDA Ratio at such time is less than 7.0:1, $30,000,000 or (y) in all other cases, $10,000,000; and (7)
          immediately after giving effect to the acquisition of a company or business pursuant to this clause (ix), the aggregate amount of all Unused Working Capital Commitments shall be at least $100,000,000."

     (h) Sections 5.02(q) of the Credit Agreement is amended in full as follows:

          "(q) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries to exceed $80,000,000 during the Fiscal Year ending December 31, 1998, $70,000,000 during the Fiscal Year ending December 31, 1999 and $100,000,000 during each Fiscal Year thereafter, provided, that, other than during the Restricted Period to the extent that any Capital Expenditures permitted to be made in any Fiscal Year shall not have been so made, such Capital Expenditures may be made in the immediately succeeding Fiscal Year; provided further, that for purposes of calculating the aggregate amount of Capital Expenditures permitted in any Fiscal Year, any amounts so carried over from the immediately preceding Fiscal Year shall be deemed to be spent after amounts otherwise permitted to be spent in such Fiscal Year; and provided still further, however, that, during the Restricted Period, after giving effect to any such Capital Expenditure, the aggregate amount of all Unused Working Capital Commitments shall be not less than $100,000,000."

     (i) Section 5.03 of the Credit Agreement is amended by (i) deleting the words "the Borrower" and substituting therefor the word "Holdings" in the third, fifth, and eighth lines of subsection (b) thereof and in the third, fourth, sixth and eleventh lines of subsection (c) thereof, and (ii) by adding immediately following the phrase "all Other Additions, if any, for such Rolling Period" in subsections (b) and (c) thereof the following:

     "and (C) stating that the financial statements of Holdings and its Subsidiaries delivered pursuant to this subsection are substantially the same as the financial statements of the Borrower and its Subsidiaries for the same dates and periods".

     (j) Section 5.03 of the Credit Agreement is amended by inserting the following as a new Section 5.03(v):

          "(v) On the 20th Business Day of each month occurring in the period beginning October 1, 1998 and ending December 31, 1999, a report concerning the Borrower's Consolidated financial status substantially in the form attached hereto as Exhibit S."

     (k)  Section 5.04(a) of the Credit Agreement is amended by:

                (i) inserting the following phrase immediately after the numeral "(ii)" in the fourth line thereof:

        "for all Rolling Periods other than the Rolling Periods ending on September 30, 1998, December 31, 1998, March 31, 1999, June 30, 1999,
        September 30, 1999 and December 31, 1999 (for the aforementioned Rolling Periods no EBITDA Adjustment Amount shall be added),";

                (ii) deleting the amount "$155,000,000" set forth across from the date "September 30, 1998" and substituting therefor the amount "$150,000,000";

                (iii) deleting the amount "$155,000,000" set forth across from the date "December 31, 1998" and substituting therefor the amount
"$150,000,000";

                (iv) deleting the amount "$155,000,000" set forth across from the date "March 31, 1999" and substituting therefor the amount "$145,000,000;"

                (v) deleting the amount "$155,000,000" set forth across from the date "June 30, 1999" and substituting therefor the amount "$145,000,000;"

                (vi) deleting the amount "$165,000,000" set forth across from the date "September 30, 1999" and substituting therefor the amount "$145,000,000"; and

                (vii) deleting the amount "$165,000,000" set forth across from the date "December 31, 1999" and substituting therefor the amount
"$145,000,000".

        (l) Section 5.04(b) of the Credit Agreement is amended by:

                (i) deleting the ratios set forth across from the dates "September 30, 1998" and "December 31, 1998" and substituting therefor the ratio "1.90:1";

                (ii) deleting the ratios set forth across from the dates "March 31, 1999" and "June 30, 1999" and substituting therefor the ratio "1.85:1"; and

                (iii) deleting the ratios set forth across from the dates "September 30, 1999" and "December 31, 1999" and substituting therefor the ratio "1.80:1".

        (m) Section 5.04(d) of the Credit Agreement is amended by:

                (i) deleting the ratios set forth across from the dates "September 30, 1998" and "December 31, 1998" and substituting therefor the ratio "4.00:1"; and

                (ii) deleting the ratios set forth across from the dates "March 31, 1999", "June 30, 1999", "September 30, 1999" and "December 31, 1999" and
substituting therefor the ratio "4.25:1".

        (n) Section 5.04(e) of the Credit Agreement is amended by:

                (i) deleting the ratios set forth across from the dates "September 30, 1998" and "December 31, 1998" and substituting therefor the ratio "7.00:1"; and

                (ii) deleting the ratios set forth across from the dates "March 31, 1999", "June 30, 1999", "September 30, 1999" and "December 31, 1999" and
substituting therefor the ratio "7.5:1".

        (o) The document attached hereto as Exhibit A shall be attached to the Credit Agreement as Exhibit S thereto.

        SECTION 2. Waiver. Compliance by the Borrower with Section 5.04(c) of the Credit Agreement (which Section requires that the Borrower maintain a certain fixed charge coverage ratio) is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby waived from the date hereof through and including December 31, 1999.

        SECTION 3. Conditions of Effectiveness. This Amendment and Waiver shall become effective as of the date first above written when, and only when, on or before 5:00 p.m. (New York City time) on September 29, 1998, the following conditions precedent shall have been satisfied; (x) no Default shall have occurred and be continuing at such time (after giving effect to the waiver set forth in Section 2) and (y) the Administrative Agent shall have received (a) counterparts of (i) this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and
(ii) the
consent attached hereto executed by each Loan Party (other than the Borrower),
(b) certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Amendment and Waiver and the transactions contemplated hereby and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to this Amendment and Waiver and the transactions contemplated hereby, (c) a favorable opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Loan Parties, in form and substance satisfactory to the Agents, and (d) an amendment fee for the account of each Lender approving this Amendment and Waiver in an amount for each such Lender equal to the product of
(i) such Lender's Commitments (whether used or unused) and (ii) 0.25%. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

        SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Waiver.

        (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, and except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment and Waiver.

        (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Waiver and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 8.04 of the Credit Agreement.

        SECTION 6. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

        SECTION 7. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 AMF BOWLING WORLDWIDE, INC.


                                 By : /S/ Stephen E. Hare
                                 Title:  Executive Vice President and
                                 Chief            Financial Officer


                                 GOLDMAN SACHS CREDIT
                                     PARTNERS, L.P.,
                                     as Syndication Agent


                                 By : /s/ Stephen B. King
                                      Title: Authorized Signatory


                                 CITIBANK, N.A.,
                                     as Administrative Agent


                                 By : /s/ Judith Fishlow Minter
                                      Title:  Attorney-in-Fact


                                 CITICORP USA, INC.,
                                     as Collateral Agent


                                 By : /s/ Judith Fishlow Minter
                                      Title:  Attorney-in-Fact

                      Lenders

                                 GOLDMAN SACHS CREDIT PARTNERS  L.P.


                                 By : /s/ Stephen B. King
                                     Title: Authorized Signatory








                                 CITICORP USA, INC.


                                 By : /s/ Judith Fishlow Minter
                                      Title:  Attorney-in-Fact








                                 ABN AMRO BANK N.V.


                                 By  /s/ Lisa Megaeski
                                     Title:  Vice president


                                 By  :/s/Michael A. Kowalczuk
                                     Title:  Corporate Banking Officer








                                 AERIES FINANCE LTD.


                                 By:  Illegible
                                     Title:  Director








                                 ALLSTATE LIFE INSURANCE COMPANY


                                 By:  Illegible
                                     Title:  Authorized Signatory

                                 By:  Illegible
                                     Title:  Authorized Signatory








                                 AMARA - 2  FINANCE LTD.


                                 By  :  Illegible
                                     Title:  Director








                                 AMSOUTH BANK


                                 By  : /s/Brian Grantham
                                     Title:  Assistant Vice President








                                 BANK OF AMERICA NT & SA


                                 By  :  /s/Francis J. Griffin
                                     Title:  Attorney in Fact








                                 BANK OF HAWAII


                                 By  : /s/Donna R. Parker
                                     Title:  Vice President








                                 THE BANK OF NOVA SCOTIA


                                 By  : /s/J.R. Trimble
                                     Title:  Authorized Signatory








                                 BANK OF SCOTLAND


                                 By  : /s/Janet Taffe
                                     Title:  Assistant Vice President








                                 BANKBOSTON, N.A.


                                 By  :  Illegible
                                     Title:  Group Executive








                                 BALANCED HIGH-YIELD FUND I LTD.,
                                 By: BHF-BANK Aktiengesellshaft, acting
                                 through its New York Branch, as
                                 attorney-in-fact


                                 By  :  Illegible
                                     Title:  AVP

                                 By  :  Illegible
                                     Title:  A.T.









                                 BHF-BANK AG


                                 By  : /s/John Sykes
                                     Title: Vice President


                                 By  : Illegible
                                     Title: A.T.








                                 CAPTIVA FINANCE LTD.


                                 By  :  Illegible
                                     Title:








                                 CIBC INC.


                                 By  : /s/Gerald Girardi
                                     Title:  Executive Director








                                 CITY NATIONAL BANK


                                 By  :  Illegible
                                     Title:  Vice President








                                 COMERICA BANK


                                 By  :  Illegible
                                     Title:  Vice President








                                 COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                 EUROPEENNE


                                 By  :  /s/Brian O' Leary
                                     Title:  Vice President


                                 By  :  /s/Sean Mournier
                                     Title:  First Vice President








                                 COMMERCIAL LOAN FUNDING TRUST I

                                 By: Lehman Commercial Paper Inc., not in its
                                          individual capacity but solely as
                                          Administrative Agent


                                          By   : /s/Michele Swanson
                                               Title:  Authorized Signatory








                                 CORESTATES BANK N.A.


                                 By   /s/ Jon Anderson
                                     Title:  Vice President








                                 CREDIT AGRICOLE INDOSUEZ


                                 By  :  /s/David Bouhl
                                     Title:  F.V.P.

                                 By  :  /s/Dean Balice
                                     Title:  Senior Vice President









                                 BANK AUSTRIA CREDITANSTALT CORPORATE
                                 FINANCE, INC.


                                 By  : /s/ Clifford L. Wells
                                     Title:  Vice President


                                 By  :  /s/Flona McKone
                                     Title:  Senior Associate








                                 CRESTAR BANK


                                 By  :  Illegible
                                     Title:  VP








                                 DEBT STRATEGIES FUND II, INC.


                                 By
                                     Title:








                                 DELANO COMPANY


                                 By
                                     Title:








                                 DRESDNER BANK AG, NEW YORK AND GRAND
                                 CAYMAN BRANCHES


                                 By  : /s/ Illegible
                                     Title:


                                 By  :  Kam Pasha
                                     Title:  Vice President








                                 ERSTE BANK, NEW YORK BRANCH


                                 By  :  /s/David Manheim
                                     Title:  Assistant Vice President

                                 By:  /s/John S. Runnion
                                     Title:  First Vice President







                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By  :  Illegible
                                     Title:  Manager-Operations (SFG)








                                 GOLDMAN SACHS AND COMPANY


                                 By
                                     Title:








                                 IMPERIAL BANK


                                 By  :  /s/Ray Vadalma
                                     Title:  Senior Vice President








                                 INCOME STRATEGIES PORTFOLIO


                                 By
                                     Title:








                                 THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                 By  :  /s/Takuya Honjo
                                     Title:  Senior Vice President








                                 KEYPORT LIFE INSURANCE COMPANY

                                 By:  /s/Brian W. Good
                                     Title:  Vice President & Portfolio Manager








                                 KZH III LLC


                                 By  :  /s/Virginia Conway
                                     Title:  Authorized Agent








                                 KZH-CNC LLC


                                 By
                                     Title:








                                 LEHMAN COMMERCIAL PAPER INC.


                                 By
                                     Title:








                                 MARINE MIDLAND BANK


                                 By  :  /s/Christopher F. French
                                     Title:  Authorized Agent








                                 MELLON BANK, N.A.


                                 By  :  /s/Donald G. Cassidy, Jr.
                                     Title:  First Vice President








                                 MERITA BANK LTD, NEW YORK BRANCH


                                 By  :  Illegible
                                     Title:  VP


                                 By  :  Illegible
                                     Title:  VP








                                 DEBT STRATEGIES FUND I, INC.


                                 By  :  /s/John M. Johnson
                                     Title:  Authorized Signatory







                                 DEBT STRATEGIES FUND II, INC.


                                 By  :  /s/John M. Johnson
                                     Title:  Authorized Signatory








                                 SENIOR HIGH INCOME PORTFOLIO, INC.


                                 By  :  /s/John M. Johnson
                                     Title:  Authorized Signatory







                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By: Merrill Lynch Asset Management, L.P., as
                                          Investment Advisor


                                 By  :  /s/John M. Johnson
                                     Title:  Authorized Signatory








                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By  : /s/ John M. Johnson
                                     Title:  Authorized Signatory


                                 MERRILL LYNCH SENIOR GLOBAL INVESTMENT SERIES:
                                 INCOME STRATEGIES PORTFOLIO
                                 By:  Merrill Lynch Asset Mangement, L.P., as
                                 Investment Advisor

                                 By  : /s/ John M. Johnson
                                     Title:  Authorized Signatory







                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By  :  /s/James R. Dingler
                                     Title:  Director








                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By  :  /s/Toshiro Hayashi
                                     Title:  Senior Vice President








                                 ML CBO IV (CAYMAN) LTD.

                                 By: Highland  Capital Management, L.P. as
                                          Collateral Manager


                                 By  :  /s/Mark K. Okada CFA
                                     Title:  Executive Vice President








                                 MORGAN STANLEY SENIOR FUNDING, INC.


                                 By  : Illegible
                                     Title:








                                 NATEXIS BANQUE BFCE


                                 By  :  /s/Frank H. Madden, Jr.
                                     Title:  Vice President

                                 By  :  /s/William C. Maier
                                     Title:  Senior Vice President








                                 NATIONAL CITY BANK


                                 By:  Illegible
                                     Title: V.P.








                                 OCTAGON LOAN TRUST


                                 By  :  /s/Andrew D. Gordon
                                     Title: Managing Director








                                 OSPREY INVESTMENT PORTFOLIO


                                 By  :  /s/ Hans L. Christensen
                                     Title:  Vice President








                                 PNC BANK, NATIONAL ASSOCIATION


                                 By  Illegible
                                     Title:  Vice President








                                 PPM AMERICA, INC.,
                                      as attorney in fact, on behalf of
                                 JACKSON NATIONAL LIFE INSURANCE COMPANY


                                 By  :  Illegible
                                     Title:  Managing Director








                                 PAMCO CAYMAN LTD MANAGEMENT L.P.
                                 By: Highland Capital

                                 By  :  /s/ Mark K. Okada CFA
                                     Title:  Executive Vice President








                                 ROYALTON COMPANY

                                 By: PACIFIC INVESTMENT MANAGEMENT COMPANY,
                                          as its Investment Advisor


                                          By   :  /s/ Raymond Kennedy
                                               Title:  Sr. Vice President








                                 THE SAKURA BANK, LIMITED, NEW YORK BRANCH


                                 By  :  /s/ Yasuhiro Terada
                                     Title:  Senior Vice President








                                 SENIOR DEBT PORTFOLIO

                                 By: Boston Management and Research,
                                          as Investment Advisor


                                          By   : /s/ Payson F. Swaffield
                                               Title:  Vice President








                                 FIRST UNION NATIONAL BANK, SUCCESSOR IN
                                 INTEREST TO SIGNET BANK


                                 By  :  Illegible
                                     Title:  Vice President








                                 SOCIETE GENERALE


                                 By  : /s/ John M. Stack
                                     Title:  Director








                                 TORONTO DOMINION BANK


                                 By  :  /s/ David G. Parker
                                     Title:  Mgr. Cr. Admin.








                                 TRANSAMERICA BUSINESS CREDIT CORPORATION


                                 By  :  Illegible
                                     Title:  SVP








                                 VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                 INCOME TRUST


                                 By  :  /s/ Jeffrey W. Maillet
                                     Title:  Senior Vice president & Director








                                 VAN KAMPEN CLO I, LIMITED
                                 BY: VAN KAMPEN AMERICAL CAPITAL MANGEMENT INC., as Collateral Manager

                                 By  :  /s/ Jeffrey W. Maillet
                                 Title:  Senior Vice president & Director

                     EXHIBIT A TO AMENDMENT NO. 1 AND WAIVER
               TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT






                                     CONSENT




                         Dated as of September 30, 1998


                  Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 1 and Waiver to the Third Amended and Restated Credit Agreement), hereby consents to such Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment and Waiver, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment and Waiver, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and Waiver, and (b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                            AMF BCO-CHINA, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BCO-FRANCE ONE, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BCO-FRANCE TWO, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BCO-UK ONE, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BCO-UK TWO, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BEVERAGE COMPANY OF OREGON, INC.


                            By   :/s/ Michael P. Bardaro
                                 Title: Senior Vice President and Corporate
                                 Controller


                            AMF BEVERAGE COMPANY OF W.
                                 VA., INC.


                            By   :/s/ Michael P. Bardaro
                                 Title: Senior Vice President and Corporate
                                 Controller


                            AMF BOWLING PRODUCTS, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS, INC.


                            By   :/s/ Michael P. Bardaro
                                 Title: Senior Vice President and Corporate
                                 Controller


                            AMF BOWLING CENTERS CHINA,
                                 INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS
                                 INTERNATIONAL INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS (AUST)
                                 INTERNATIONAL INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS (CANADA)
                                 INTERNATIONAL, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer



                            AMF BOWLING CENTERS (HONG
                                 KONG) INTERNATIONAL INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS
                                 HOLDINGS INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS SPAIN INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING CENTERS
                                 SWITZERLAND INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING HOLDINGS INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF BOWLING MEXICO HOLDING,
                                 INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF GROUP HOLDINGS INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AMF WORLDWIDE BOWLING
                                 CENTERS HOLDINGS INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            BOLICHES AMF, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            BUSH RIVER CORPORATION


                            By   :/s/ Michael P. Bardaro
                                 Title: Senior Vice President and Corporate
                                 Controller


                            KING LOUIE LENEXA, INC.


                            By   :/s/ Michael P. Bardaro
                                 Title: Senior Vice President and Corporate
                                 Controller


                            AMERICAN RECREATION CENTERS, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            MICHAEL JORDAN GOLF COMPANY, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            MJG-O'HARE, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            LAKE GROVE CENTERS, INC.


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            MBI NO. 1, LLC


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer


                            AWI NO. 1 LLC


                            By : /s/ Stephen E. Hare
                                 Title:  Executive Vice President and Chief
                                 Financial Officer